UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 6, 2005

                                MICROHELIX, INC.
             (Exact name of Registrant as specified in its charter)

           Oregon                      001-16781               91-1758621
(State or other jurisdiction    (Commission File No.)        (IRS Employer
      of incorporation)                                   Identification No.)


       19500 SW 90th Court, Tualatin, Oregon                97062
      (Address of principal executive offices)            (Zip Code)

        Registrant's telephone number, including area code: 503-692-5333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Moore Electronics subsidiary wins Medtronic ERS Outstanding Supplier of the Year Award


microHelix, Inc. (OTC Bulletin Board: MHLX), a manufacturer of custom and complex cable assemblies for the medical and commercial markets with manufacturing facilities in Portland OR and Nogales, Mexico and an administrative office in Tucson, Arizona, today announced that its wholly owned subsidiary, Moore Electronics, Inc., had received the Outstanding Quality Supplier of the Year Award from Medtronic Emergency Response Systems (Redmond,
WA). Moore Electronics was recognized as an exceptional example of a consistent, reliable, and highly capable supplier.


                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         (Registrant)
                                         microHelix, Inc.


Date: July 6, 2005                       /s/ Tyram H. Pettit
                                         -------------------------------------
                                         Tyram H. Pettit
                                         President and Chief Executive Officer